January 28, 1994



LIVE Entertainment Inc.
LIVE Home Video Inc.
LIVE America Inc.
LEI-IVE Entertainment N.V.
International Video Productions Inc.
Vestron Inc.
LIVE Ventures Inc.
c/o LIVE Entertainment Inc.
15400 Sherman Way, Suite 500
Van Nuys, California 91406

Gentlemen:

          Reference is made to that certain Third Amended and Restated Loan and Security Agreement, dated as of July 26, 1990, as amended (the "Loan Agreement"), between each of you, as the Borrowers, each of the undersigned Banks, and Chemical Bank, as Administrative Agent and Collateral Agent for the Banks (the "Agent"). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

          You have advised us that International Video Productions Inc. ("IVP") wishes to enter into an Agreement, dated as of November 15, 1993, substantially in the form of Exhibit "A" hereto (the "Gladden Agreement") with Gladden Productions Inc. ("Gladden") to acquire home video distribution rights in the United States and Canada to ten Films to be produced by Gladden (the "Gladden Films") during the period November 15, 1993 and December 31, 1998. Each Gladden Film will have a Minimum Budgeted Negative Cost (as defined in the Gladden Agreement) of not less than $10,000,000 and a Maximum Budgeted Negative Cost (as defined in the Gladden Agreement), subject to certain exceptions.

          In consideration of the home video distribution rights to the Gladden Films, IVP will pay to Gladden the various guarantee amounts specified in the Gladden Agreement (the "Guarantee") as advances chargeable against and recoupable from the share of the Gross Receipts (as defined in the Gladden Agreement) payable to Gladden pursuant to the Gladden Agreement. IVP may be required to provide a letter of credit to Gladden or Gladden's designee to secure its obligation to pay the Guarantee relating to a specific Gladden Film 120 days prior to the scheduled start of principal photography of such Gladden Film. The Guarantee relating to a specific Gladden Film will be payable in two installments. Sixty percent (60%) of the Guarantee will be payable upon mandatory delivery of a Gladden Film, and forty percent (40%) will be payable on the day following IVP's receipt of a certificate relating to satisfaction of certain theatrical release requirements relating to such Gladden Film. At no time will IVP be required to put up more than three Guarantee payments in respect of mandatory delivery and three Guarantee payments in respect of theatrical release at any one time. Concurrently with IVP's payment of any portion of the Guarantee with respect to any Gladden Film, under certain circumstances, Gladden must cause the Qualified Theatrical Distributor (as defined in the Gladden Agreement) of such Gladden Film to deliver an irrevocable standby letter of credit in the amount of the print and advertising commitment for such Gladden Film.

          To secure Gladden's performance obligations under the Gladden Agreement, Gladden will grant IVP a security interest in all of Gladden's right, title and interest in the physical properties relating to the Gladden Films, the home video distribution rights to the Gladden Films and certain other collateral relating thereto pursuant to a Security Agreement substantially in the form of Exhibit "E" to the Gladden Agreement (the "Gladden Security Agreement"). Likewise, to secure IVP's obligation to pay Gladden its share of the Gross Receipts from the exploitation of the home video distribution rights to the Gladden Films payable to Gladden after recoupment of the Guarantee by IVP, IVP will be required to grant Gladden a security interest in the share of the Gross Receipts from the exploitation of the home video distribution rights to the Gladden Films payable to Gladden pursuant to a Security Agreement substantially in the form of Exhibit "F" to the Gladden Agreement (the "IVP Security Agreement").

          Section 7.3 of the Loan Agreement prohibits any Borrower, directly or indirectly, from granting, creating or causing or allowing to exist any liens or security interests other than Permitted Encumbrances, and Section 6.17 requires you to keep all receivables and account proceeds and other Collateral free and clear of all liens other than Permitted Encumbrances.

          Section 7.10 of the Loan Agreement prohibits you from making, paying or committing or agreeing to make or paying any advances or other fixed payments aggregating in excess of $7,000,000 in connection with the acquisition of Film Assets in more than one Film pursuant to any single Film Asset Acquisition Agreement (i.e., so-called "output" or "multiple picture" deals), except for certain existing specified acquisitions.

          In view of the foregoing restrictive covenants in the Loan Agreement, you have requested that the Agent and the Banks (a) consent to IVP's entering into the Gladden Agreement and agree to waive the covenant contained in Section 7.10 of the Loan Agreement in connection therewith, and (b) consent to IVP's grant to Gladden of a security interest pursuant to the IVP Security Agreement in all of IVP's right, title and interest in Gladden's share of the Gross Receipts from exploitation of the home video distribution rights to the Gladden Films payable to Gladden after recoupment of the Guarantee paid by IVP.

          Subject to the terms and conditions hereof, the undersigned Agent and Banks hereby consent and agree to the foregoing; provided, that: (a) you have delivered true and complete copies of the Gladden Agreement, the Gladden Security Agreement, the IVP Security Agreement and any and all other agreements and documents to be executed and delivered pursuant thereto to the Agent, and the terms and conditions thereof have been determined to be satisfactory to the Agent and the Banks in their sole and absolute discretion, such satisfaction to be evidenced by delivery of this Consent Letter, and copies of all of the foregoing agreements, duly executed by all of the parties thereto, are delivered to the Agent; (b) you execute and deliver to the Agent an appropriate Copyright Mortgage relating to each of the Gladden Films immediately upon issuance and delivery of any letter of credit with respect to any such Gladden Film; (c) the Guarantee amounts paid with respect to the Gladden Films do not exceed the following maximum amounts: $7,000,000 for the first six Gladden Films acquired pursuant to the Gladden Agreement, $7,276,500 for the seventh and eighth Gladden Films acquired pursuant to the Gladden Agreement, and $7,640,325 for the ninth and tenth Gladden Films acquired pursuant to the Gladden Agreement; and (d) without the prior written consent of the Agent and the Banks, you do not agree to any amendment of the Gladden Agreement or any other agreement executed and delivered in connection therewith, including, without limitation, the Gladden Security Agreement and the IVP Security Agreement, which would (x) increase the amount of the maximum Guarantee payable with respect to any Gladden Film above the amounts set forth in the preceding clause (c); (y) accelerate or otherwise alter the payment terms of the Guarantee amount with respect to any of the Gladden Films, or (z) alter the terms in any way whatsoever of the security interests granted pursuant to such agreements.

          The cash flow projections, dated December 14, 1993, which you provided to the Agent and the Banks show that you may have insufficient funds to pay the guarantee amounts required under the Gladden Agreement if you are unable to find additional financing. You therefore acknowledge that you fully understand and agree that, notwithstanding the consent and waivers granted herein or your inability to find additional financing between the date hereof and the Maturity Date or replacement financing following the Maturity Date, the Agent and the Banks shall have no obligation whatsoever to make any Loans under the Loan Agreement in excess of the aggregate Commitments of the Agent and the Banks under the terms of the Loan Agreement, as amended by the Twelfth Amendment thereto, or to extend the Maturity Date to finance any guarantee payments or other amounts due and payable under the Gladden Agreement or for any other purpose.

          You hereby agree that the Loan Agreement is hereby ratified and confirmed in all respects, that all of the terms and conditions thereof, except as otherwise agreed herein, shall remain in full force and effect and that you have no defenses, offsets or claims whatsoever in respect thereto. You further agree that the consents and waivers to be effected pursuant hereto shall be limited to the specific provisions consented to or waived hereunder and the specific events and facts surrounding such consents and waivers and that such consents and waivers shall not be deemed to constitute a consent to, a waiver of or a departure from any other provision of the Loan Agreement or any other agreement, document or instrument executed and delivered in connection therewith, all of which are to remain in full force and effect.

          If the foregoing correctly sets forth your understanding of our agreement, please indicate your acceptance below whereupon this letter shall constitute an agreement between us in accordance with its terms. This instrument may be executed in two or more counterparts, each of which shall be deemed an original and taken together shall constitute the same instrument.

                              Very truly yours,

                              Credit Lyonnais Bank Nederland N.V.


                              By:_______________________________
                                 Its:___________________________

                              Chemical Bank, in its individual
                              capacity and as Administrative Agent
                              and Collateral Agent for the Banks


                              By:_______________________________
                                 Its:___________________________

                              Imperial Bank


                              By:_______________________________
                                 Its:___________________________

                              The Bank of California, N.A.


                              By:_______________________________
                                 Its:___________________________

                              The Long-Term Credit Bank of Japan,
                              Ltd., Los Angeles Agency


                              By:_______________________________
                                 Its:___________________________


AGREED TO AND ACCEPTED
AS OF JANUARY __, 1994:

LIVE Entertainment Inc.


By:____________________________
   Its:________________________

LIVE Home Video Inc.


By:____________________________
   Its:________________________

LIVE America Inc.


By:____________________________
   Its:________________________

LEI-IVE Entertainment N.V.


By:____________________________
   Its:________________________

International Video Productions
Inc.


By:____________________________
   Its:________________________

Vestron Inc.


By:____________________________
   Its:________________________

LIVE Ventures Inc.


By:____________________________
   Its:________________________